Exhibit 99

   Chemed Reports Record Fourth-Quarter and Full-Year 2006 Results; VITAS and
          Roto-Rooter Segments Report Record Revenue and Profitability

    CINCINNATI--(BUSINESS WIRE)--Feb. 20, 2007--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its fourth quarter ended December 31, 2006, versus the comparable prior-year period, as follows:

    Consolidated operating results from Continuing Operations:

    --  Revenue increased 10.6% to $272 million

    --  Diluted EPS from Continuing Operations of $.73

    VITAS segment operating results from Continuing Operations:

    --  Net Patient Revenue of $186 million, up 11.8%

    --  Average Daily Census (ADC) of 11,174, up 9.4%

    --  Admissions of 13,291, an increase of 7.4%

    --  Average Length of Stay in the quarter was 75.7 days

    --  Net income of $15.1 million, an increase of 397%

    --  Adjusted EBITDA of $25.7 million, an increase of 5.4%

    Roto-Rooter segment operating results:

    --  Revenue of $86 million, an increase of 8.2%

    --  Job count of 210,839, up 0.5%

    --  Net Income of $9.7 million, up 32.3%

    --  Adjusted EBITDA of $17.2 million, an increase of 18.4%

    In the fourth quarter of 2006, VITAS recorded a Medicare contractual billing adjustment (Medicare Cap), which netted to $0.7 million. Two programs recorded an estimated Medicare Cap billing limitation of approximately $1.1 million, which was partially offset by reversing a portion of the estimated 2005 Medicare Cap accrued in the third quarter. These are the same two hospice programs noted in the third quarter of 2006.

    The third-quarter 2006 Medicare Cap accrual included $1.0 million for programs with potential prior-year billing limitations resulting from the Fiscal Intermediary reallocating admissions for deceased Medicare patients who received hospice care from multiple providers. VITAS has received notice from its Fiscal Intermediary that only one program had a retroactive Medicare liability of $0.5 million. This program is one of the two programs with a fourth-quarter 2006 billing limitation. The remaining portion of the prior-year billing limitation accrual was reversed in the fourth quarter of 2006.

    With the exception of the two programs noted above, all of VITAS' Medicare provider numbers have a calculated cap cushion of greater than ten percent on a trailing twelve-month basis. VITAS defines cap cushion as the difference between the maximum Medicare billing potential based upon total first-time Medicare hospice admissions less the actual Medicare billings in a program. Billing limitations are calculated on a twelve-month basis ending October 31.

    Typically, VITAS hospice programs with the lowest median length of stay (MLOS) also have the largest cap cushion. In most of VITAS' base programs, the MLOS, average daily census, admissions and discharges are relatively stable and predictable quarter to quarter. However, programs experiencing exceptionally strong growth rates are inherently more volatile and will have significant fluctuations in these metrics. This volatility increases the potential for a sudden shift in metrics in any given quarter. A severe decline in admissions and/or discharges could result in the program having a less optimal patient mix and potentially having Medicare billing limitations. To the extent the program has a predictable level of high acuity patient admissions, the program's patient mix has a reasonable probability of being rebalanced and continuing to contractually bill Medicare for 100% of services provided. From a business model perspective, hospice programs that are slightly above or below the Medicare Cap are essentially optimizing revenue, profitability and operating margin for that program.

    Given the industry trend to longer lengths of stay, it is highly probable that VITAS' hospice programs will continue to expand Medicare billings on a per patient basis. As this trend of revenue growth continues, certain hospice programs have increased potential of being in a Medicare contractual billing limitation situation. The Company believes its relatively low MLOS in the majority of its hospice programs provides a competitive advantage to minimize the financial impact of Medicare Cap as well as limit the duration the program remains in a Medicare Cap situation.

    VITAS

    VITAS generated net revenue of $186 million in the fourth quarter of 2006, which was an increase of 11.8% over the prior-year period. Net income from continuing operations for the fourth quarter was $15.1 million. Medicare Cap accruals negatively impacted revenue by $0.7 million and reduced net income by $0.4 million. ADC increased 9.4% to 11,174 and admissions increased 7.4% to 13,291.

    Gross margins in the quarter, before the impact of Medicare Cap, were 22.8%. This compares to 22.9% in the prior-year quarter. This 10 basis point decline in margin is primarily a result of VITAS carrying more field staffing relative to ADC than the prior year, substantially offset by a realignment of certain expenses incurred between cost of services and central support.

    Staffing levels had been running at a level above normal relative to ADC prior to the fourth quarter. Given the inherent difficulty in hiring and retaining qualified healthcare professionals, management elected to retain current field-based personnel and to allow normal attrition and overall growth in ADC to adjust staffing ratios and related gross margins to more historical levels. This approach resulted in December 2006 gross margins improving 350 basis points over the October 2006 gross margin.

    Effective October 1, 2006, management realigned certain field-based processes and expenses related to hospice program support such as recruiting and information technology. These processes and related expenses were centralized effective the beginning of the fourth quarter and are now incurred and controlled at VITAS corporate and classified as selling, general and administrative expenses. This resulted in approximately $1.8 million of fourth-quarter 2006 expense being reclassified from cost of services that positively impacted gross margins by 95 basis points.

    Central support costs for VITAS, which are classified as selling, general and administrative expenses in the Consolidating Statement of Income, totaled $16.4 million, which is an increase of 18.1% over the prior year and 20.6% sequentially. Adjusting for the reclassification of expenses noted above, fourth-quarter 2006 central support costs increased 5.4% over the prior year and 7.6% sequentially.

    VITAS' average length of stay (ALOS) for patients discharged in the quarter was 75.7 days and median length of stay (MLOS) was 14 days. This compares to an ALOS of 71.0 days in the third quarter of 2006 and 70.0 days in the fourth quarter of 2005.

    Roto-Rooter

    Roto-Rooter's plumbing and drain cleaning business generated sales of $86 million for the fourth quarter of 2006, 8.2% higher than the $79 million reported in the comparable prior-year quarter. Net income for the quarter was $9.7 million, an increase of 32.3% over the prior year. Adjusted EBITDA in the fourth quarter of 2006 totaled $17.2 million, an increase of 18.4% over the fourth quarter of 2005 and equated to an adjusted EBITDA margin of 20.1%, an increase of 173 basis points over the prior-year period.

    Job count in the fourth quarter of 2006 increased 0.5% over the prior-year period. Commercial jobs decreased 4.8% and residential jobs increased 3.1%. Commercial plumbing job count decreased 5.4% and commercial drain cleaning decreased 4.1% over the prior-year quarter. Residential plumbing jobs increased 4.2% and residential drain cleaning jobs expanded 2.5% when compared to the fourth quarter of 2005. For the full-year 2006, commercial jobs decreased 0.3% and residential jobs increased 1.1%.

    Guidance for 2007

    VITAS is estimated to generate full-year revenue growth from continuing operations, prior to Medicare Cap, of 11% to 13%, increased admissions of 5% to 7%, increased ADC of 8% to 10% and adjusted EBITDA margins, prior to Medicare Cap, of 13% to 14%. This guidance assumes a Medicare price increase that will average 3.8% in the first three quarters of 2007 and that hospice receives a full Medicare basket price increase of 3.5% in the fourth quarter of 2007.

    Full-year Medicare contractual billing limitations are estimated at $10 million. Two programs are currently at cap. In addition, VITAS is closely monitoring three additional programs that have greater than 10% cap cushion on a trailing twelve-month basis but less than 10% cap cushion based upon the first two months of the Medicare cap year commencing November 1, 2006.

    Roto-Rooter is estimated to generate a 7% to 8% increase in revenue in 2007, job count growth between 0.5% and 1.0% and adjusted EBITDA margins approximating 17%.

    Based upon these factors, an effective tax rate of 39% and average diluted share count of 26.1 million, our estimate is that full-year 2007 earnings per diluted share from continuing operations, excluding any charges or credits not indicative of ongoing operations, and excluding expense for stock options, will be in the range of $2.45 to $2.60.

    Conference Call

    Chemed will host a conference call and webcast at 11 a.m., EST, on Wednesday, February 21, 2007, to discuss the Company's quarterly results and provide an update on its business. The dial-in number for the conference call is (800) 510-0178 for U.S. and Canadian participants and (617) 614-3450 for international participants. The participant passcode is 19818676. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

    A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and
(617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 44173260. An archived webcast will also be available at www.chemed.com and will remain available for 14 days following the live call.

    Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 11,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain free as possible.

    Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

    This press release contains information about Chemed's EBITDA and Adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed's financial performance. Chemed provides EBITDA and Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its Adjusted EBITDA is presented in the tables following the text of this press release.

    Forward-Looking Statements

    Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.



             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATED STATEMENT OF INCOME
           (in thousands, except per share data)(unaudited)

                                For the Three
                                 Months Ended     For the Years Ended
                                 December 31,        December 31,
                             ------------------- ---------------------
                               2006    2005 (aa)    2006     2005 (aa)
                             --------- --------------------- ---------
Continuing Operations
  Service revenues and sales $271,903  $245,739  $1,018,587  $915,970
                             --------- --------- ----------- ---------
  Cost of services provided
   and goods sold (bb)        189,586   170,598     730,123   644,476
  Selling, general and
   administrative expenses
   (bb)                        44,969    42,356     161,183   157,262
  Depreciation                  4,390     4,231      16,775    16,150
  Amortization                  1,287     1,251       5,255     4,922
  Other expenses--net (bb)          -    17,192         272    16,391
                             --------- --------- ----------- ---------
      Total costs and
       expenses               240,232   235,628     913,608   839,201
                             --------- --------- ----------- ---------
      Income from operations   31,671    10,111     104,979    76,769
  Interest expense             (3,742)   (5,243)    (17,468)  (21,264)
  Loss from impairment of
   investment (bb)                  -         -      (1,445)        -
  Loss on extinguishment of
   debt (bb)                        -         -        (430)   (3,971)
  Other income--net             1,914       479       4,648     3,122
                             --------- --------- ----------- ---------
      Income before income
       taxes                   29,843     5,347      90,284    54,656
  Income taxes (bb)           (10,584)   (1,347)    (32,562)  (18,428)
                             --------- --------- ----------- ---------
      Income from continuing
       operations              19,259     4,000      57,722    36,228
 Discontinued Operations (bb)  (1,626)      184      (7,071)     (411)
                             --------- --------- ----------- ---------
 Net Income                  $ 17,633  $  4,184  $   50,651  $ 35,817
                             ========= ========= =========== =========

Earnings Per Share
  Income from continuing
   operations (bb)           $   0.74  $   0.15  $     2.21  $   1.42
                             ========= ========= =========== =========
  Net Income                 $   0.68  $   0.16  $     1.94  $   1.40
                             ========= ========= =========== =========
  Average number of shares
   outstanding                 26,030    25,858      26,118    25,552
                             ========= ========= =========== =========
Diluted Earnings Per Share
  Income from continuing
   operations (bb)           $   0.73  $   0.15  $     2.16  $   1.38
                             ========= ========= =========== =========
  Net Income                 $   0.67  $   0.16  $     1.90  $   1.36
                             ========= ========= =========== =========
  Average number of shares
   outstanding                 26,411    26,590      26,669    26,299
                             ========= ========= =========== =========

-----------------------------
 (aa)Amounts for 2005 have been reclassified for operations discontinued in 2006.
 (bb)Included in the consolidated statement of income are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                                For the Three
                                 Months Ended     For the Years Ended
                                December 31,         December 31,
                             ------------------- ---------------------
                               2006      2005       2006       2005
                             --------- --------- ----------- ---------
 Continuing Operations
     Cost of services
      provided and goods sold
       Favorable adjustment
        to casualty insurance
        accruals related to
        prior years'
        experience           $      -  $      -  $        -  $  1,663
     Selling, general and
      administrative expenses
       Stock option
        expense                  (596)        -      (1,211)     (215)
       Costs associated with
        OIG investigation        (250)      (73)     (1,068)     (637)
       Long-term incentive
        compensation                -    (2,531)          -    (5,477)
       Other                      467         -         467         -
     Other expenses -- net
       Adjustments to
        transaction-related
        costs of the VITAS
        acquisition                 -       158           -       959
       Costs related to class
        action litigation           -   (17,350)       (272)  (17,350)
     Loss from impairment of
      investment                    -         -      (1,445)        -
     Loss on
      extinguishment of
      debt                          -         -        (430)   (3,971)
                             --------- --------- ----------- ---------
       Pretax impact on
        earnings                 (379)  (19,796)     (3,959)  (25,028)
     Income tax
      benefit/(charge) on the
      above                       142     7,565       1,464     9,753
     Income tax benefit from
      finalizing prior years'
      returns                     324       174       2,115     1,961
                             --------- --------- ----------- ---------
       Aftertax impact on
        continuing operations$     87  $(12,057) $     (380) $(13,314)
                             ========= ========= =========== =========
 Discontinued Operations
     VITAS' Phoenix
      operation, discontinued
      in 2006                $ (1,653) $     57  $   (4,872) $  1,477
     Patient Care,
      discontinued in 2002         53         -      (1,426)        -
     Service America,
      discontinued in 2004        (25)      202         (32)   (1,813)
     Adjustments related to
      other discontinued
      operations                   (1)      (75)       (741)      (75)
                             --------- --------- ----------- ---------
       Total discontinued
        operations           $ (1,626) $    184  $   (7,071) $   (411)
                             ========= ========= =========== =========






             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                      CONSOLIDATED BALANCE SHEET
           (in thousands, except per share data)(unaudited)


                                                      December 31,
                                                   -------------------
                                                     2006    2005 (cc)
                                                   --------- ---------
Assets
     Current assets
       Cash and cash equivalents                   $ 29,274  $ 57,133
       Accounts receivable less allowances           93,086    91,094
       Inventories                                    6,578     6,499
       Prepaid income taxes                               -     8,151
       Current deferred income taxes                 17,789    26,727
       Current assets of discontinued operations      5,418     5,189
       Prepaid expenses and other current assets      9,968     9,767
                                                   --------- ---------
         Total current assets                       162,113   204,560
      Investments of deferred compensation plans
       held in trust                                 25,713    21,105
      Other investments                                   -     1,445
      Note receivable                                14,701    12,500
      Properties and equipment, at cost less
       accumulated depreciation                      70,140    65,155
      Identifiable intangible assets less
       accumulated amortization                      69,215    72,888
      Goodwill                                      435,050   432,596
      Noncurrent assets of discontinued operations      287     7,632
      Other assets                                   16,068    21,222
                                                   --------- ---------
           Total Assets                            $793,287  $839,103
                                                   ========= =========


Liabilities
     Current liabilities
       Accounts payable                            $ 49,744  $ 43,437
       Current portion of long-term debt                209     1,045
       Income taxes                                   6,765     4,189
       Accrued insurance                             38,457    38,409
       Accrued compensation                          35,990    32,963
       Current liabilities of discontinued
        operations                                   12,215     3,339
       Other current liabilities                     22,684    45,823
                                                   --------- ---------
         Total current liabilities                  166,064   169,205
      Deferred income taxes                          26,301    26,012
      Long-term debt                                150,331   234,058
      Deferred compensation liabilities              25,514    21,275
      Noncurrent liabilities of discontinued
       operations                                         -         4
      Other liabilities                               3,716     4,374
                                                   --------- ---------
           Total Liabilities                        371,926   454,928
                                                   --------- ---------

Stockholders' Equity
      Capital stock                                  28,850    28,374
      Paid-in capital                               252,639   234,910
      Retained earnings                             215,517   171,188
      Treasury stock, at cost                       (78,064)  (52,127)
      Deferred compensation payable in Company
       stock                                          2,419     2,379
      Notes receivable for shares sold                    -      (549)
                                                   --------- ---------
           Total Stockholders' Equity               421,361   384,175
                                                   --------- ---------
           Total Liabilities and Stockholders'
            Equity                                 $793,287  $839,103
                                                   ========= =========

Book Value Per Share                               $  16.32  $  14.79
                                                   ========= =========

---------------------------------------------------
 (cc)Amounts for 2005 have been reclassified for operations discontinued in 2006.





             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATED STATEMENT OF CASH FLOWS
                      (in thousands)(unaudited)

                                                  For the Years Ended
                                                      December 31,
                                                  --------------------
                                                    2006      2005
                                                  --------- ----------
 Cash Flows from Operating Activities
  Net income                                      $ 50,651  $  35,817
   Adjustments to reconcile net income to net
    cash provided by operating activities:
     Depreciation and amortization                  22,030     21,072
     Provision for uncollectible accounts
      receivable                                     8,169      7,126
     Provision for deferred income taxes             7,408     (5,055)
     Discontinued operations                         7,071        411
     Amortization of debt issuance costs             1,774      1,834
     Loss on impairment of investment                1,445          -
     Write off unamortized debt issuance costs         430      2,871
     Noncash long-term incentive compensation            -      4,813
     Changes in operating assets and liabilities,
      excluding amounts acquired in business
      combinations:
       Increase in accounts receivable             (12,527)   (34,145)
       Decrease/(increase) in inventories              (78)       520
       Decrease/(increase) in prepaid expenses
        and other current assets                    (2,188)        76
       Increase/(decrease) in accounts payable
        and other current liabilities              (13,017)    32,431
       Increase in income taxes                     18,726     15,359
       Increase in other assets                       (722)    (2,003)
       Increase/(decrease) in other liabilities      3,788     (1,146)
     Excess tax benefit on share-based
      compensation                                  (5,600)         -
     Noncash expense of internally financed ESOPs        -      1,060
     Other sources/(uses)                            2,109        912
                                                  --------- ----------
      Net cash provided by continuing operations    89,469     81,953
      Net cash provided/(used) by discontinued
       operations                                    9,120     (1,940)
                                                  --------- ----------
      Net cash provided by operating activities     98,589     80,013
                                                  --------- ----------
 Cash Flows from Investing Activities
   Capital expenditures                            (21,987)   (25,734)
   Business combinations, net of cash acquired      (4,145)    (6,165)
   Net uses from disposals of discontinued
    operations                                        (922)    (9,367)
   Proceeds from sales of property and equipment       347        157
   Other uses                                       (1,025)      (633)
                                                  --------- ----------
     Net cash used by investing activities         (27,732)   (41,742)
                                                  --------- ----------
 Cash Flows from Financing Activities
   Repayment of long-term debt                     (84,563)  (141,592)
   Purchases of treasury stock                     (19,885)    (7,401)
   Dividends paid                                   (6,322)    (6,172)
   Proceeds from exercise of stock options           3,861     12,327
   Excess tax benefit on share-based compensation    5,600          -
   Increase in cash overdraft payable                2,571      6,752
   Debt issuance costs                                (154)    (1,755)
   Proceeds from issuance of long-term debt              -     85,000
   Other sources                                       176        255
                                                  --------- ----------
     Net cash used by financing activities         (98,716)   (52,586)
                                                  --------- ----------
 Decrease in Cash and Cash Equivalents             (27,859)   (14,315)
 Cash and cash equivalents at beginning of year     57,133     71,448
                                                  --------- ----------
 Cash and cash equivalents at end of year         $ 29,274  $  57,133
                                                  ========= ==========





             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                  CONSOLIDATING STATEMENT OF INCOME
        FOR THE THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005
                      (in thousands)(unaudited)



                                                             Chemed
                         VITAS    Roto-Rooter  Corporate  Consolidated
                       --------- ------------ ---------- -------------
2006
----------------------
Service revenues and
 sales                 $186,219      $85,684   $      -      $271,903
                       --------- ------------ ---------- -------------
Cost of services
 provided and goods
 sold                   144,347       45,239          -       189,586
Selling, general and
 administrative
 expenses (a)            16,426       25,345      3,198        44,969
Depreciation              2,421        1,882         87         4,390
Amortization                964           16        307         1,287
                       --------- ------------ ---------- -------------
  Total costs and
   expenses             164,158       72,482      3,592       240,232
                       --------- ------------ ---------- -------------
  Income/(loss) from
   operations            22,061       13,202     (3,592)       31,671
Interest expense            (35)         (87)    (3,620)       (3,742)
Intercompany interest
 income/(expense)         1,583        1,108     (2,691)            -
Other income--net            (7)         721      1,200         1,914
                       --------- ------------ ---------- -------------
  Income/(loss) before
   income taxes          23,602       14,944     (8,703)       29,843
Income taxes (a)         (8,457)      (5,203)     3,076       (10,584)
                       --------- ------------ ---------- -------------
Income/(loss) from
 continuing operations   15,145        9,741     (5,627)       19,259
Discontinued
 operations              (1,653)           -         27        (1,626)
                       --------- ------------ ---------- -------------
  Net income/(loss)    $ 13,492      $ 9,741   $ (5,600)     $ 17,633
                       ========= ============ ========== =============

2005
----------------------
Service revenues and
 sales                 $166,530      $79,209   $      -      $245,739
                       --------- ------------ ---------- -------------
Cost of services
 provided and goods
 sold                   128,329       42,269          -       170,598
Selling, general and
 administrative
 expenses                13,904       24,076      4,376        42,356
Depreciation              2,095        2,032        104         4,231
Amortization                984           20        247         1,251
Other expenses (b)       17,350            -       (158)       17,192
                       --------- ------------ ---------- -------------
  Total costs and
   expenses             162,662       68,397      4,569       235,628
                       --------- ------------ ---------- -------------
  Income/(loss) from
   operations             3,868       10,812     (4,569)       10,111
Interest expense            (49)        (155)    (5,039)       (5,243)
Intercompany interest
 income/(expense)           785          731     (1,516)            -
Other income--net            38           38        403           479
                       --------- ------------ ---------- -------------
  Income/(loss) before
   income taxes           4,642       11,426    (10,721)        5,347
Income taxes             (1,593)      (4,065)     4,311        (1,347)
                       --------- ------------ ---------- -------------
Income/(loss) from
 continuing operations    3,049        7,361     (6,410)        4,000
Discontinued
 operations                  57            -        127           184
                       --------- ------------ ---------- -------------
  Net income/(loss)    $  3,106      $ 7,361   $ (6,283)     $  4,184
                       ========= ============ ========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                  CONSOLIDATING STATEMENT OF INCOME
            FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
                      (in thousands)(unaudited)



                                                             Chemed
                         VITAS    Roto-Rooter  Corporate  Consolidated
                       --------- ------------ ---------- -------------
2006
----------------------
Service revenues and
 sales                 $699,092     $319,495   $      -    $1,018,587
                       --------- ------------ ---------- -------------
Cost of services
 provided and goods
 sold                   557,260      172,863          -       730,123
Selling, general and
 administrative
 expenses (a)            56,961       92,495     11,727       161,183
Depreciation              8,753        7,665        357        16,775
Amortization              3,916           72      1,267         5,255
Other expenses - net
 (a)                        272            -          -           272
                       --------- ------------ ---------- -------------
  Total costs and
   expenses             627,162      273,095     13,351       913,608
                       --------- ------------ ---------- -------------
  Income/(loss) from
   operations            71,930       46,400    (13,351)      104,979
Interest expense           (191)        (368)   (16,909)      (17,468)
Intercompany interest
 income/(expense)         5,329        3,997     (9,326)            -
Loss from impairment of
 investment (a)               -            -     (1,445)       (1,445)
Loss on extinguishment
 of debt                      -            -       (430)         (430)
Other income--net            55        1,173      3,420         4,648
                       --------- ------------ ---------- -------------
  Income/(loss) before
   income taxes          77,123       51,202    (38,041)       90,284
Income taxes (a)        (28,705)     (18,748)    14,891       (32,562)
                       --------- ------------ ---------- -------------
Income/(loss) from
 continuing operations   48,418       32,454    (23,150)       57,722
Discontinued
 operations              (4,872)           -     (2,199)       (7,071)
                       --------- ------------ ---------- -------------
  Net income/(loss)    $ 43,546     $ 32,454   $(25,349)   $   50,651
                       ========= ============ ========== =============

2005
----------------------
Service revenues and
 sales                 $618,633     $297,337   $      -    $  915,970
                       --------- ------------ ---------- -------------
Cost of services
 provided and goods
 sold (b)               484,609      159,867          -       644,476
Selling, general and
 administrative
 expenses (b)            54,141       87,968     15,153       157,262
Depreciation              7,557        8,271        322        16,150
Amortization              3,947           90        885         4,922
Other expenses - net
 (b)                     17,350            -       (959)       16,391
                       --------- ------------ ---------- -------------
  Total costs and
   expenses             567,604      256,196     15,401       839,201
                       --------- ------------ ---------- -------------
  Income/(loss) from
   operations            51,029       41,141    (15,401)       76,769
Interest expense           (153)        (563)   (20,548)      (21,264)
Intercompany interest
 income/(expense)         2,554        2,236     (4,790)            -
Loss on extinguishment
 of debt (b)                  -            -     (3,971)       (3,971)
Other income--net           172          860      2,090         3,122
                       --------- ------------ ---------- -------------
  Income/(loss) before
   income taxes          53,602       43,674    (42,620)       54,656
Income taxes (b)        (20,097)     (16,048)    17,717       (18,428)
                       --------- ------------ ---------- -------------
Income/(loss) from
 continuing operations   33,505       27,626    (24,903)       36,228
Discontinued
 operations               1,477            -     (1,888)         (411)
                       --------- ------------ ---------- -------------
  Net income/(loss)    $ 34,982     $ 27,626   $(26,791)   $   35,817
                       ========= ============ ========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING SUMMARY OF EBITDA
        FOR THE THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005
                      (in thousands)(unaudited)



                                                             Chemed
                          VITAS   Roto-Rooter  Corporate  Consolidated
                        -------- ------------ ---------- -------------
2006
-----------------------
Net income/(loss)       $13,492      $ 9,741    $(5,600)      $17,633
Add/(deduct):
   Discontinued
    operations            1,653            -        (27)        1,626
   Interest expense          35           87      3,620         3,742
   Income taxes           8,457        5,203     (3,076)       10,584
   Depreciation           2,421        1,882         87         4,390
   Amortization             964           16        307         1,287
                        -------- ------------ ---------- -------------
     EBITDA              27,022       16,929     (4,689)       39,262
Add/(deduct):
   Legal expenses of
    OIG investigation       250            -          -           250
   Stock option expense       -            -        596           596
   Advertising cost
    adjustment (c)            -        1,395          -         1,395
   Interest income          (14)         (16)      (684)         (714)
   Intercompany
    interest
    income/(expense)     (1,583)      (1,108)     2,691             -
   Other                      -            -       (467)         (467)
                        -------- ------------ ---------- -------------
     Adjusted EBITDA    $25,675      $17,200    $(2,553)      $40,322
                        ======== ============ ========== =============

2005
-----------------------
Net income/(loss)       $ 3,106      $ 7,361    $(6,283)      $ 4,184
Add/(deduct):
   Discontinued
    operations              (57)           -       (127)         (184)
   Interest expense          49          155      5,039         5,243
   Income taxes           1,593        4,065     (4,311)        1,347
   Depreciation           2,095        2,032        104         4,231
   Amortization             984           20        247         1,251
                        -------- ------------ ---------- -------------
     EBITDA               7,770       13,633     (5,331)       16,072
Add/(deduct):
   Long-term incentive
    compensation              -            -      2,531         2,531
   Lawsuit settlement    17,350            -          -        17,350
   Prior-period
    insurance
    adjustment                -            -          -             -
   Legal expenses of
    OIG Investigation        73            -          -            73
   VITAS transaction
    expense adjustment        -            -       (158)         (158)
   Advertising cost
    adjustment (c)            -        1,660          -         1,660
   Interest income          (45)         (38)      (671)         (754)
   Intercompany
    interest
    income/(expense)       (785)        (731)     1,516             -
                        -------- ------------ ---------- -------------
     Adjusted EBITDA    $24,363      $14,524    $(2,113)      $36,774
                        ======== ============ ========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING SUMMARY OF EBITDA
            FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
                      (in thousands)(unaudited)



                                                             Chemed
                          VITAS   Roto-Rooter  Corporate  Consolidated
                        -------- ------------ ---------- -------------
2006
-----------------------
Net income/(loss)       $43,546      $32,454   $(25,349)     $ 50,651
Add/(deduct):
   Discontinued
    operations            4,872            -      2,199         7,071
   Interest expense         191          368     16,909        17,468
   Income taxes          28,705       18,748    (14,891)       32,562
   Depreciation           8,753        7,665        357        16,775
   Amortization           3,916           72      1,267         5,255
                        -------- ------------ ---------- -------------
     EBITDA              89,983       59,307    (19,508)      129,782
Add/(deduct):
   Loss from impairment
    of investment             -            -      1,445         1,445
   Lawsuit settlement       272            -          -           272
   Legal expenses of
    OIG investigation     1,068            -          -         1,068
   Stock option expense       -            -      1,211         1,211
   Advertising cost
    adjustment (c)            -          323          -           323
   Interest income         (114)         (85)    (2,492)       (2,691)
   Intercompany
    interest
    income/(expense)     (5,329)      (3,997)     9,326             -
   Other                      -            -       (467)         (467)
   Loss on
    extinguishment of
    debt                      -            -        430           430
                        -------- ------------ ---------- -------------
     Adjusted EBITDA    $85,880      $55,548   $(10,055)     $131,373
                        ======== ============ ========== =============

2005
-----------------------
Net income/(loss)       $34,982      $27,626   $(26,791)     $ 35,817
Add/(deduct):
   Discontinued
    operations           (1,477)           -      1,888           411
   Interest expense         153          563     20,548        21,264
   Income taxes          20,097       16,048    (17,717)       18,428
   Depreciation           7,557        8,271        322        16,150
   Amortization           3,947           90        885         4,922
                        -------- ------------ ---------- -------------
     EBITDA              65,259       52,598    (20,865)       96,992
Add/(deduct):
   Long-term incentive
    compensation              -            -      5,692         5,692
   Lawsuit settlement    17,350            -          -        17,350
   Prior-period
    insurance
    adjustment                -       (1,663)         -        (1,663)
   Legal expenses of
    OIG Investigation       637            -          -           637
   VITAS transaction
    expense adjustment                             (959)         (959)
   Advertising cost
    adjustment (c)            -          691          -           691
   Interest income         (237)        (156)    (1,805)       (2,198)
   Intercompany
    interest
    income/(expense)     (2,554)      (2,236)     4,790             -
   Loss on
    extinguishment of
    debt                      -            -      3,971         3,971
                        -------- ------------ ---------- -------------
     Adjusted EBITDA    $80,455      $49,234   $ (9,176)     $120,513
                        ======== ============ ========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                RECONCILIATION OF ADJUSTED NET INCOME
   FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2006 AND 2005
           (in thousands, except per share data)(unaudited)


                                  Three Months Ended    Years Ended
                                     December 31,      December 31,
                                  ------------------ -----------------
                                    2006     2005     2006     2005
                                  --------- -------- -------- --------
Net income/(loss) as reported      $17,633  $ 4,184  $50,651  $35,817

Add/(deduct):
   Discontinued operations           1,626     (184)   7,071      411
   Aftertax loss on impairment of
    investment                           -        -      918        -
   Aftertax lawsuit settlement           -   10,757      169   10,757
   Prior-period tax adjustments       (324)    (174)  (2,115)  (1,961)
   Aftertax prior period
    insurance adjustment                 -        -        -   (1,014)
   Aftertax cost of long-term
    incentive compensation               -    1,587        -    3,434
   Aftertax cost of legal
    expenses of OIG investigation      155       45      662      397
   Aftertax stock option expense       378        -      769      137
   Aftertax VITAS transaction
    expense adjustment                   -     (158)       -     (959)
   Aftertax other                     (296)       -     (296)       -
   Aftertax cost of loss on
    extinguishment of debt               -        -      273    2,523
                                  --------- -------- -------- --------

Adjusted income from continuing
 operations                        $19,172  $16,057  $58,102  $49,542
                                  ========= ======== ======== ========


Earnings/(Loss) Per Share As
 Reported
   Net income/(loss)               $  0.68  $  0.16  $  1.94  $  1.40
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     26,030   25,858   26,118   25,552
                                  ========= ======== ======== ========
Diluted Earnings/(Loss) Per Share
 As Reported
   Net income/(loss)               $  0.67  $  0.16  $  1.90  $  1.36
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     26,411   26,590   26,669   26,299
                                  ========= ======== ======== ========


Adjusted Earnings Per Share
   Income from continuing
    operations                     $  0.74  $  0.62  $  2.22  $  1.94
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     26,030   25,858   26,118   25,552
                                  ========= ======== ======== ========
Adjusted Diluted Earnings Per
 Share
   Income from continuing
    operations                     $  0.73  $  0.60  $  2.18  $  1.88
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     26,411   26,590   26,669   26,299
                                  ========= ======== ======== ========

The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                OPERATING STATISTICS FOR VITAS SEGMENT
   FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2006 AND 2005
                             (unaudited)

                             Three Months Ended       Years Ended
                                December 31,         December 31,
                             -------------------  -------------------
                               2006      2005       2006      2005
                             --------- ---------  --------- ---------
OPERATING STATISTICS
 Net revenue ($000) (d)
   Homecare                  $132,082  $114,805   $492,012  $426,380
   Inpatient                   23,316    22,713     89,882    85,836
   Continuous care             31,509    29,012    121,096   106,417
                             --------- ---------  --------- ---------
    Total before Medicare
     cap allowance            186,907   166,530    702,990   618,633
  Medicare cap allowance         (688)        -     (3,898)        -
                             --------- ---------  --------- ---------
   Total                     $186,219  $166,530   $699,092  $618,633
                             ========= =========  ========= =========
 Net revenue as a percent of
  total before Medicare cap
  allowance
   Homecare                      70.6 %    69.0 %     70.0 %    68.9 %
   Inpatient                     12.5      13.6       12.8      13.9
   Continuous care               16.9      17.4       17.2      17.2
                             --------- ---------   -------- ---------
    Total before Medicare
     cap allowance              100.0     100.0      100.0     100.0
  Medicare cap allowance         (0.4)        -       (0.6)        -
                             --------- ---------  --------- ---------
    Total                        99.6 %   100.0 %     99.4 %   100.0 %
                             ========= =========  ========= =========
 Average daily census
  ("ADC") (days)
   Homecare                     6,636     5,834      6,333     5,578
   Nursing home                 3,567     3,413      3,501     3,308
                             --------- ---------  --------- ---------
    Routine homecare           10,203     9,247      9,834     8,886
   Inpatient                      411       419        411       407
   Continuous care                560       544        555       513
                             --------- ---------  --------- ---------
    Total                      11,174    10,210     10,800     9,806
                             ========= =========  ========= =========

 Total Admissions              13,291    12,380     52,736    49,985
 Total Discharges              13,199    12,482     51,552    48,876
 Average length of stay
  (days)                         75.7      70.0       71.9      67.4
 Median length of stay
  (days)                         14.0      13.0       13.0      12.0
 ADC by major diagnosis
   Neurological                  33.7 %    32.5 %     33.4 %    32.1 %
   Cancer                        19.7      21.0       20.2      21.3
   Cardio                        14.7      14.9       14.8      15.0
   Respiratory                    7.0       7.0        7.1       7.1
   Other                         24.9      24.6       24.5      24.5
                             --------- ---------  --------- ---------
    Total                       100.0 %   100.0 %    100.0 %   100.0 %
                             ========= =========  ========= =========
 Admissions by major
  diagnosis
   Neurological                  19.8 %    19.3 %     19.8 %    18.9 %
   Cancer                        35.3      37.5       35.5      36.8
   Cardio                        12.7      12.4       13.1      13.2
   Respiratory                    7.2       6.7        7.3       7.1
   Other                         25.0      24.1       24.3      24.0
                             --------- ---------  --------- ---------
    Total                       100.0 %   100.0 %    100.0 %   100.0 %
                             ========= =========  ========= =========
 Direct patient care margins
  (e)
   Routine homecare              49.7 %    50.9 %     49.0 %    50.2 %
   Inpatient                     19.4      23.6       20.0      22.7
   Continuous care               17.0      20.4       18.2      18.9
 Homecare margin drivers
  (dollars per patient day)
   Labor costs               $  49.72  $  47.15   $  49.38  $  46.12
   Drug costs                    8.17      7.25       8.12      7.55
   Home medical equipment        5.81      5.44       5.63      5.47
   Medical supplies              2.28      2.11       2.17      2.15
 Inpatient margin drivers
  (dollars per patient day)
   Labor costs               $ 261.55  $ 239.50   $ 259.25  $ 240.89
 Continuous care margin
  drivers (dollars per
  patient day)
   Labor costs               $ 486.46  $ 442.28   $ 468.13  $ 441.95
 Bad debt expense as a
  percent of revenues             1.0 %     0.9 %      0.9 %     0.9 %
   Accounts receivable --
    days of revenue
    outstanding                  38.7      41.8        N/A       N/A

 The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                  FOOTNOTES TO FINANCIAL STATEMENTS
   FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2006 AND 2005
                             (unaudited)

 (a)Included in the results of operations for the three months and years ended December 31, 2006 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                            Three Months Ended December 31, 2006
                       -----------------------------------------------
                         VITAS    Roto-Rooter  Corporate  Consolidated
                       --------- ------------ ---------- -------------
    Selling, general
     and
     administrative
     expenses
      Costs associated
       with OIG
       investigation   $   (250)      $    -    $     -      $   (250)
      Stock option
       expense                -            -       (596)         (596)
      Other                   -            -        467           467
                       --------- ------------ ---------- -------------
       Pretax impact on
        earnings           (250)           -       (129)         (379)
    Income tax benefit
     on the above            95                      47           142
    Income tax benefit
     from finalizing
     prior years'
     returns                  -          324          -           324
                       --------- ------------ ---------- -------------
       Aftertax impact
        on earnings    $   (155)      $  324    $   (82)     $     87
                       ========= ============ ========== =============

                                Year Ended December 31, 2006
                       -----------------------------------------------
                         VITAS    Roto-Rooter  Corporate  Consolidated
                       --------- ------------ ---------- -------------
    Selling, general
     and
     administrative
     expenses
      Costs associated
       with OIG
       investigation   $ (1,068)      $    -    $     -      $ (1,068)
      Stock option
       expense                -            -     (1,211)       (1,211)
      Other                   -            -        467           467
    Other expenses
     - net
      Lawsuit
       settlement          (272)           -          -          (272)
    Loss from
     impairment of
     investment               -            -     (1,445)       (1,445)
    Loss on
     extinguishment of
     debt                     -            -       (430)         (430)
                       --------- ------------ ---------- -------------
       Pretax impact on
        earnings         (1,340)           -     (2,619)       (3,959)
    Income tax benefit
     on the above           509            -        955         1,464
    Income tax benefit
     from finalizing
     prior years'
     returns                  -        1,251        864         2,115
                       --------- ------------ ---------- -------------
       Aftertax impact
        on earnings    $   (831)      $1,251    $  (800)     $   (380)
                       ========= ============ ========== =============

 (b)Included in the results of operations for the three months and years ended December 31, 2005 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                            Three Months Ended December 31, 2005
                       -----------------------------------------------
                         VITAS    Roto-Rooter  Corporate  Consolidated
                       --------- ------------ ---------- -------------
    Selling, general
     and
     administrative
     expenses
      Long-term
       incentive
       compensation    $      -       $    -    $(2,531)     $ (2,531)
      Costs associated
       with OIG
       investigation        (73)           -          -           (73)
    Other expenses
     - net
      Adjustments to
       transaction-
       related costs of
       the VITAS
       acquisition            -            -        158           158
      Lawsuit
       settlement       (17,350)           -          -       (17,350)
                       --------- ------------ ---------- -------------
       Pretax impact on
        earnings        (17,423)           -     (2,373)      (19,796)
    Income tax benefit
     on the above         6,621            -        944         7,565
    Income tax benefit
     from finalizing
     prior years'
     returns                  -          174          -           174
                       --------- ------------ ---------- -------------
       Aftertax impact
        on earnings    $(10,802)      $  174    $(1,429)     $(12,057)
                       ========= ============ ========== =============

                                Year Ended December 31, 2005
                       -----------------------------------------------
                         VITAS    Roto-Rooter  Corporate  Consolidated
                       --------- ------------ ---------- -------------
    Cost of services
     provided and
     goods sold
      Favorable
       adjustment to
       casualty
       insurance
       accruals related
       to prior years'
       experience      $      -       $1,663    $     -      $  1,663
    Selling,
     general and
     administrative
     expenses
      Long-term
       incentive
       compensation           -            -     (5,477)       (5,477)
      Costs associated
       with OIG
       investigation       (637)           -          -          (637)
      Stock option
       expense                -            -       (215)         (215)
    Other expenses
     - net
      Adjustments to
       transaction-
       related costs of
       the VITAS
       acquisition            -            -        959           959
      Lawsuit
       settlement       (17,350)                              (17,350)
    Loss on
     extinguishment of
     debt                     -            -     (3,971)       (3,971)
                       --------- ------------ ---------- -------------
       Pretax impact on
        earnings        (17,987)       1,663     (8,704)      (25,028)
    Income tax benefit
     on the above         6,833         (649)     3,569         9,753
    Income tax benefit
     from finalizing
     prior years'
     returns                  -        1,126        835         1,961
                       --------- ------------ ---------- -------------
       Aftertax impact
        on earnings    $(11,154)      $2,140    $(4,300)     $(13,314)
                       ========= ============ ========== =============


 (c)Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2006 and 2005, GAAP advertising expense for Roto-Rooter totaled $6,579,000 and $6,378,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2006 and 2005 would total $5,184,000 and $4,718,000, respectively. For the years ended December 31, 2006 and 2005, GAAP advertising expense for Roto-Rooter totaled $20,563,000 and $19,063,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2006 and 2005 would total $20,240,000 and $18,372,000, respectively.

 (d)VITAS has 6 large (greater than 450 ADC), 15 medium (greater than 200 but less than 450 ADC) and 20 small (less than 200 ADC) hospice programs. As of December 31, 2006, there were 2 programs with a Medicare Cap liability. There were no other programs with less than 10% cap cushion measured for the period from January 1, 2006 through December 31, 2006.

 (e)Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

    CONTACT: Chemed Corporation
             David P. Williams, 513-762-6901